SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934
                        ___________________



   Date of Report (Date of earliest event reported) March 18, 2003

                              BICO, INC.
        (Exact name of registrant as specified in its charter)


 Pennsylvania                     0-10822              25-1229323
(State of other jurisdiction (Commission File Number) (IRS Employer
   of incorporation)                                  Identification No.)


2275 Swallow Hill Road, Bldg. 2500, Pittsburgh,Pennsylvania 15220
(Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (412) 429-0673


      _________________________________________________________
   (Former name or former address, if changes since last report.)




Item 1.   Changes in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          On March 18, 2003, BICO, Inc. and its subsidiary Petrol Rem, Inc. filed voluntary petitions for Chapter 11 bankruptcy with the United States Bankruptcy Court for the Western District of Pennsylvania. Filing the voluntary petitions provides BICO and Petrol Rem with time to file a plan of reorganization.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          Not applicable.

Item 6.   Resignations of Registrant's Directors.

Item 7.   Financial Statements and Exhibits.

        (a)  Financial Statements of Businesses Acquired - Not Applicable.
        (b)  Pro Forma Financial Information - Not Applicable.
        (c)  Exhibits - None.

Item 8. Change in Fiscal Year.
        Not applicable

Item 9. Regulation FD Disclosure.
        Not applicable


SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BICO, INC.

                                     by /s/ Stan Cottrell
                                            Stan Cottrell,CEO, Director




DATED:  March 18, 2003